EXCHANGE LISTED FUNDS TRUST

ASIAN GROWTH CUBS etf

NYSE Arca Ticker: CUBS

Supplement dated December 16, 2022 to the currently effective Prospectus, Summary Prospectus (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the Asian Growth Cubs ETF (the “Fund”) and should be read in conjunction with those documents.

The Board of Trustees of Exchange Listed Funds Trust has approved the proposed reorganization of the Fund into the Tema Asian Growth Cubs ETF (the “Acquiring Fund”), a newly created series of Tema ETF Trust. The proposed reorganization is subject to certain conditions including approval by shareholders of the Fund.

The Acquiring Fund will have the same investment objective and principal investment strategies as the Fund. Tema Global Limited, which serves as the Fund’s sub-adviser, will serve as the Acquiring Fund’s investment adviser, and NEOS Investment Management LLC will serve as its sub-adviser. The management fee and expense ratio of the Acquiring Fund are expected to be the same as the Fund.

The proposed reorganization will occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the reorganization. The proposed reorganization is expected to be a tax-free transaction for federal income tax purposes.

Shareholders of record of the Fund will receive proxy materials soliciting their vote with respect to the proposed reorganization. If approved by shareholders, the reorganization is expected to occur by the second quarter of 2023. Until the reorganization is complete, Exchange Traded Concepts, LLC, the Fund’s investment adviser, will continue to manage the Fund in the ordinary course of business and shares of the Fund will continue to trade on the NYSE Arca, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.